

Company Update
January 27, 2012

Hecla
MINING COMPANY

Cautionary Statements

Cautionary Note Regarding Forward Looking Statements

Statements made which are not historical facts, such as strategies, plans, anticipated payments, litigation outcome (including settlement negotiations), production, sales of assets, exploration results and plans, costs, and prices or sales performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "should," "expects," "intends," "projects," "believes," "estimates," "targets," "anticipates," and similar expressions are used to identify these forward-looking statements. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, environmental and litigation risks, operating risks, project development risks, political and regulatory risks, labor issues, ability to raise financing, and exploration risks. Refer to our Form 10-K and 10-Q reports for a more detailed discussion of factors that may impact expected future results. We undertake no obligation to update forward-looking statements other than as may be required by law.

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The United States Securities and Exchange Commission permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "other resources," and "mineralized materials" that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Cautionary Note Regarding Non-GAAP measures

Total cash cost per ounce of silver and earnings before adjustments represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of total cash cost to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Overview

- Largest silver producer in the U.S. with 2011 silver production expected to be more than 9 million ounces
- Mining for more than 120 years
- ≈ 50% silver production growth anticipated over the next 5 years
- New common stock dividend
- Share re-rating opportunity
- Operations located in a stable political environment (U.S.)

"GO TO"
SILVER PRODUCER





Capital Structure & Financial Position

Share Price	$5.03[1]
Market Capitalization	$1.4 B
Shares Outstanding	285 mm[1]
Analyst Coverage	7
3-month Weighted Average Daily Volume	8.1 mm[2]
Cash & Cash Equivalents (as of 9/30/11)	$414 mm[3]
Revolving Credit Agreement (Undrawn)	$100 mm
Debt	None
Total Liquidity (as of 9/30/11)	$514 mm
Dividend (declared 11/8/11)	$5.6 mm ($0.02 per common share)
Base Metal Hedging	35-50% hedged >$1/lb over next 24 months

1. As of January 25, 2012
2. 53 million shares traded on January 11, 2012.
3. Subsequent to September 30, 2011, Hecla Limited made payments totaling approximately $168 million for the Coeur d'Alene Basin environmental settlement.

Delivering Value and Growth

1.
Rich History

2.
U.S. Based Properties

3.
Low Cash Cost

4.
Strong Balance Sheet

5.
Growth Opportunities

Hecla MINING COMPANY

1. Rich History & Long Term Strategy

Over the past 10+ years Hecla's strategy to build a solid asset base by acquiring district-sized land packages has now set the stage for a prosperous future

- **Consolidation of large land packages via acquisitions in Alaska, Idaho, Colorado, and Mexico**
  - 1984 - Merger with Day Mines consolidating the Silver Valley
  - 2000 - San Sebastian
  - 2008 - 100% interest in Greens Creek silver mine
  - 2008 - Independence Lead Mines
  - 2008 - San Juan Silver Joint Venture
  - 2011 - Acquired 100% interest in defined mineralization of the San Juan Silver property
- **Expanding mine life at Greens Creek and Lucky Friday by significantly increasing reserves and resources**
- **Enhanced exploration efforts on large land packages in the U.S. and Mexico**
- **Increased knowledge of ore bodies with compilation of historic and current data on major ore bodies in 3D modeling in the Silver Valley, Idaho and Creede, Colorado**
- **Settlement of long-standing Coeur d'Alene Basin environmental litigation in 2011**

2. U.S. Based Operating Properties

- Two strong and long-lived mines in the U.S.
  - Greens Creek Mine, Alaska, operating since 1989
  - Lucky Friday Mine, Idaho, operating since 1942
- Pre-development and exploration projects in U.S. & Mexico







Greens Creek
Admiralty Island, Alaska
operating property
Corporate Office
Vancouver, BC
Corporate Office
Coeur d'Alene, Idaho
Silver Valley
Wallace, Idaho
exploration project
Lucky Friday
Mullan, Idaho
operating property
San Juan Silver
Creede, Colorado
exploration project
San Sebastian
Durango, Mexico
exploration project

Greens Creek (Alaska)

- Mine production startup – 1989
- One of the world's largest high-grade and low-cost silver mines
- More than 200 mm ounces of silver produced to date
- Very large and under-explored 27-square-mile land position
- 30-mile strike length identified and projected mine contact on surface
- ≈ 7 mm ounces of annual production
- 100 mm ounces of silver reserves
- Expected life of mine exceeds 10 years


N
Auke Bay Dock
Juneau
Ferry Route
Douglas Island
Mansfield Peninsula
Young Bay Dock
Stephens Passage
Hawk Inlet Shipping / Floatplane Dock
Greens Creek Mine
Hawk Inlet
Mine Road
Chatham Straight
Admiralty Island
2011 Surface Exploration Plan
Young Bay Dock
Unpatented Federal Lode Claims
North Young Claims
Land Exchange
Mine Area
Mine Horizon
Exploration Targets
Federal Claims
East Ridge
Hawk Inlet
Land Exchange
Mine Horizon
West Bruin
NE Contact at Cub Creek
NE Contact at Portal Area
Mine Area
East Ore Contact
West Gallagher

Lucky Friday & Silver Valley (Idaho)

- Mine production startup – 1942
- More than 145 mm ounces of silver produced to date
- Largest reserve and resource in history of mine - exploration has doubled silver reserves since 2007 to 42.3 mm ounces
- 25-square-mile land package with over 100 workings and 8 major historical mines
- ≈ 3 mm ounces of annual production
- Increased grade and thickness at depth


Spokane
Coeur d'Alene
Lucky Friday Mine
Mullen
Shoshone County
Washington
Oregon
Montana
Idaho
Wyoming
N



Lucky Friday (Idaho)

- Production expected to resume in early 2013
- 2012 Activities:
  - Silver Shaft rehabilitation
  - Construction of bypass
  - Mine upgrades
  - Safety training
- Majority of cash flow generated at the Lucky Friday since 2009 has been reinvested in the development of the #4 Shaft







3. Low Cash Costs


$/oz
$40
$35
$30
$25
$20
$15
$10
$5
$0
($5)
$12.10
$13.78
$14.40
$15.63
$22.70
$36.49
$35.80
$37.02
$11.86
$16.59
$10.20
$13.72
$24.16
$35.46
$35.28
$36.35
$0.24
($2.81)
$4.20
$1.91
($1.46)
$1.03
$0.52
$0.67
2006
2007
2008
2009
2010
Q1/11
Q2/11
Q3/11
Cash Cost Per Ounce[1]
Cash Margin
Realized Silver Price[2]

1. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
2. Realized prices are calculated by dividing gross revenues for each metal by the payable quantities of each metal included in the concentrate and doré sold during the period.

Cash Flow from Operating Activities


$40.7
$82.3
$60.9
$66.3
$60.7
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
(millions)

4. Strong Balance Sheet

Cash and Cash Equivalents


(millions)
+486% Increase from Q3/09 – Q3/11
$85
$105
$116
$197
$217
$284
$322
$377
$414[1]
Q3/09
Q4/09
Q1/10
Q2/10
Q3/10
Q4/10
Q1/11
Q2/11
Q3/11

1. Subsequent to September 30, 2011, Hecla Limited made payments totaling approximately $168 million for the Coeur d'Alene Basin environmental settlement.

New Common Stock Dividend

Declared Dividend of $0.02 per Share of Common Stock[1]


$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Annual Dividend Per Share ($)
$37.02 Ave. realized silver price in Q3/11[2]
Silver Price - Linked Dividend Opportunities
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
Silver Price Per Ounce (for illustrative purposes)

Shareholder Silver Price Participation

1. The declaration and payment of dividends remains at the sole discretion of the Board of Directors and will depend on Hecla's financial results, cash requirements, future prospects and other factors deemed relevant by the Board. Investors are cautioned that this new policy is not a guarantee that a dividend will be declared or paid in any particular period in the future.
2. Realized prices are calculated by dividing gross revenues for each metal by the payable quantities of each metal included in the concentrate and doré sold during the period.

5. Growth Opportunities

Silver Production


Historical
Forecasted
Change in production due to lower grade in mine plan sequence
50% production increase expected from 2013 - 2017
Silver - mm oz
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
-
2007
2008
2009
2010
2011E
2012E¹
2013E
2014E
2015E
2016E
2017E

1. No production at Lucky Friday in 2012 – Silver Shaft clean-up and mine upgrades (see slide 9).



HECLA MINING COMPANY

Organic Growth - Key Milestones

4 Key Growth Initiatives

Properties/Activities	2011	2012	2013	2014	2015
LUCKY FRIDAY #4 SHAFT (MULLAN, ID)					
☑ Board Approval	Q3/11				
☑ Pre-sink & Set up	Q4/11				
☐ Shaft Sinking					Q4/15
STAR (SILVER VALLEY, ID)					
☑ Star 2000 Rehabilitation	Q3/11				
☑ Initiate Underground Drilling	Q4/11				
☐ Mineability Study (Upper Country)		Q1/12			
☐ Additional Noonday Resource		Q1/12			
☐ Dewatering Study		Q3/12			
SAN JUAN SILVER (CREEDE, CO)					
☑ Equity Ramp Rehabilitation	Q4/11				
☑ Begin Bulldog Portal	Q4/11				
☑ Initiate Equity Drilling	Q4/11				
SAN SEBASTIAN (MX)					
☐ New Andrea Vein Resource		Q1/12			
☐ Scoping Study		Q3/12			

Organic Growth - Lucky Friday #4 Shaft

- Estimated 60% silver production increase from ≈ 3.0 to 5.0 mm ounces/year (expected ramp-up period 2016-2017)
- Internal 18-foot diameter shaft descending from 4,900 to 8,800 feet below surface
- Completion targeted by year-end 2015
- Anticipated life of mine beyond 2030
- 2013 onward #4 Shaft will be focused on shaft sinking activities


#4 Shaft
Silver Shaft
30 Vein
4050 level
4900 level
5900 level
Current mining
5900 level access
6500 level
7500 level
8500 level

Lucky Friday #4 Shaft	Capital
Spent to Date (9/30/2011)	≈ $81 mm
Expected Remaining Capital	≈ $119 mm
Expected Total Capital Requirements	≈ $200 mm



Organic Growth - Lucky Friday #4 Shaft

Key Development	Work Completion
Detailed Design	100%
Off Shaft Development	83%
Shaft Development	14%
Major Procurements	80%
Total Construction	41%

Shaft Collar	Shaft	Sheave Deck
		

Organic Growth - Star Pre-development

- Hecla has re-opened the Star for definition & exploration drilling
- Portal rehabilitation and ventilation adit have been successfully completed
- Two scoping studies underway:
  - Mineability study (Upper Country) (Q1/12)
  - Star dewatering study (Q3/12)

Longitudinal Section Looking North


Noonday Resource
2000 Level
2500 Level
7300 Level
2900'
Star - Morning
Upper Gold Hunter
Silver Shaft
4050 Level
4900 Level
5900 Level
Lucky Friday
Lucky Friday Expansion
2,500'
Noonday Resource
Star Stoped Out
Noonday Stoped Out

Organic Growth - Star Pre-development

Noonday - Silver and Lead-Rich Mineralization Open to the East



Noonday N. Split Vein
Noonday Vein
2011 Drill Hole
2010 Drill Hole
Star Phoenix Ramp
ND-12
ND-16
ND-19
ND-18
ND-14
ND-21
ND-22
1100 Level
ND-17
ND-26
(in progress)
ND-11
ND-24
ND-15
ND-20
ND-25
Stoped
Morning #5 -1700 Level
#5 Shaft
Star 2000 Level
500'
ND-13

Organic Growth - San Juan Silver

- Historic Bulldog mine produced 25 million ounces of silver before closing in 1985
- Acquired 100% interest in defined mineralization of San Juan Silver property
- 2011 Activities:
  - Completed conceptual study & water management ponds
  - Equity ramp rehabilitation near completion
  - Received agency approval to construct the new decline ramp portal for future underground exploration
  - Work commenced on supporting surface infrastructure
  - Initiated Equity drilling


Equity
Amethyst
Bulldog
N
0
4200
8400
FEET
Regional Veins
Rio Grande Silver Claims
San Juan JV Claims

Organic Growth - San Juan Silver

Cross Section of Existing Equity Development Ramp and Planned Drilling


Drill Trace of WE 1031
Equity Portal
Equity Ramp
0.31 opt Au, 31 opt Ag over 2.5 ft;
0.18 opt Au, 13 opt Ag over 7.0 ft
Trace of Equity Vein
EAST
View looking East
500 feet
Decline Ramp
Drifts
Ventilation Shaft
Planned Drill Hole
Drill Trace
Equity Vein

Organic Growth - San Sebastian, Mexico

Hugh Zone and Andrea Vein: Pre-development

- The Hugh Zone is a high-grade down dip extension of the past producing Francine Vein
- Updating 2005 Hugh Zone scoping study for potential mine re-opening
  - Hydrology study
  - Scoping study Q3/12
- Evaluating mineability of silver gold-rich Andrea Vein


Santa Eulalia
Batopilas
Parral
La Pitarrilla
San Dimas
Penasquito
Fresnillo Mine
Real de Catorce
Zacatecas
Real de Angeles
Guanajuato
Pachuca
Taxco
SAN SEBASTIAN
MEXICAN SILVER BELT
10.2 Billion Ounces of Historical Silver Production

Organic Growth - San Sebastian, Mexico

Andrea Vein - Potential New Silver and Gold-Rich Resource in 2011


NW
SE
Sept 2010
June 2011
Oct. 2011
NW 35° SE
Looking NE
Don Sergio Mine Workings
(Projected to Section)
Programmed Drill Hole
In Progress or Assays Pending
Completed Drill Hole
UNDILUTED
AU_Eq_X_HOR_W
0 1 2.5 5 10 20 40
SCALE
0 100 200 300 400 500
meters



HECLA MINING COMPANY

Organic Growth - Key Milestones

4 Key Growth Initiatives

Properties/Activities	2011	2012	2013	2014	2015
LUCKY FRIDAY #4 SHAFT (MULLAN, ID)					
☑ Board Approval	Q3/11				
☑ Pre-sink & Set up	Q4/11				
☐ Shaft Sinking					Q4/15
STAR (SILVER VALLEY, ID)					
☑ Star 2000 Rehabilitation	Q3/11				
☑ Initiate Underground Drilling	Q4/11				
☐ Mineability Study (Upper Country)		Q1/12			
☐ Additional Noonday Resource		Q1/12			
☐ Dewatering Study		Q3/12			
SAN JUAN SILVER (CREEDE, CO)					
☑ Equity Ramp Rehabilitation	Q4/11				
☑ Begin Bulldog Portal	Q4/11				
☑ Initiate Equity Drilling	Q4/11				
SAN SEBASTIAN (MX)					
☐ New Andrea Vein Resource		Q1/12			
☐ Scoping Study		Q3/12			

Guidance

2011 Guidance

- Silver production expected to be more than 9 mm ounces and cash costs approximately $1.00 per ounce of silver, net of by-product credits, at recent metals prices
- $110 mm in capital expenditures
- $27 mm in exploration
  - Greens Creek ~ $8 mm
  - Lucky Friday/Silver Valley ~ $6 mm
  - San Juan Silver ~ $5 mm
  - San Sebastian ~ $6 mm
- $6.3 mm in pre-development
  - Bulldog re-opening ~ $2.7 mm
  - Star 2000 re-opening ~ $1.8 mm
  - Equity re-opening ~ $1.8 mm

2012 Guidance

- Silver production estimate approximately 7 mm ounces
- Lucky Friday mine expects to resume production in early 2013

Summary

Growth Consistent with Peers

High quality mines with longevity

Operations located in a stable political environment (U.S.)

Share re-rating opportunity

New common stock dividend

"GO TO"
SILVER PRODUCER





Appendix

Hecla
MINING COMPANY

Value Proposition

EPS & CFPS vs. Silver
Q1/2008 – Q3/2011



$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Silver Price per Ounce
$0.40
$0.30
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.30)
($0.40)
EPS & CFPS
+ 272%
+ 52%
+ 116%
Silver Price
EPS
CFPS
Q1/2008
Q2/2008
Q3/2008
Q4/2008
Q1/2009
Q2/2009
Q3/2009
Q4/2009
Q1/2010
Q2/2010
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011

Value Proposition


Price/Net Asset Value
2.0x
1.8x
1.6x
1.4x
1.2x
1.0x
0.8x
0.6x
0.4x
0.2x
0.0x
Pan American
Hecla
Silvercorp
Coeur
First Majestic
Fortuna
Endeavour

Source – Average Analyst Valuations as of January 17, 2012
* Stock prices as of January 25, 2012

Value Proposition


First Half 2011 - Price / Cash Flow
Nine months 2011 Cash Flow - US$ MM
350
300
250
200
150
100
50
0
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
Market Cap - US$ Billions
Coeur
Pan American
Hecla
Hecla Valuation at Average P/CF H1/2011A Multiple*
First Majestic
Silvercorp
Endeavour Silver
Fortuna

* Weighted Average P/CF H1/2011A Multiple of companies shown in chart – 11.68x, with the exception of Hecla. Stock prices as of January 25, 2012.

Strong Silver Market


2009
Investment 14%
Industrial 41%
Coins 9%
Jewelry & Silverware 24%
Photography 9%
Dehedging 3%


2010
Investment 17%
Coins 10%
Industrial 46%
Jewelry & Silverware 21%
Photography 7%

- 66% rise in 2011 world investment demand to $10 B compared to 2010
- 21% industrial demand growth from 2009 to 2010 - nearly recovered recession-induced losses
- Silver market approx. $39 B or 1 B ounces in late 2010
- Silver is a lifestyle metal; broad uses (mirrors, glass coating, cellophane, metals, batteries, electrical products), superior conductivity properties
- iShares ETF grew from 20 mm oz in 2006 to 351 mm oz in late 2010
- Size of global ETF market was 577 mm oz silver at the end of October 2011

Source: GFMS Word Silver Survey 2011 and Silver Institute Report Nov. 10, 2011

Robust Silver Demand


Industrial
Photographic
Jewelry
Silverware
Coins and Medals
2015F
2009
2000
0
10
20
30
40
50
60
70
% of Total Fabrication

- Silver's industrial demand has increased 40% from 350 mm oz in 2001 to 487 mm oz in 2010 and is expected to grow an additional 37% by 2015
- Silver price forecasted to continue rising in 2011 with continued inflows of investment demand and growth in industrial demand

Source: GFMS "The Future of Silver Industrial Demand"



Silver Consumption by End-Use

Silver Consumption by End-Use, 2010			
	Silver Consumption per Unit of Demand[4]	**Product Demand[5]**	**Total Silver Consumption[5]**
Cell phones	250mg/handset[1]	1.6 bn	13 mm oz
PCs & laptops	1 g/unit[1]	690 mm	22 mm oz
Automobiles	10-30 g/vehicle	72 mm[3]	36 mm oz
PDPs	10 g/screen	19 mm	6 mm oz
Thick film PV	0.15-0.25 g/cell[2]	14 GW	47 mm oz
Button Batteries	1g/unit	156 mm	5 mm oz
		Total	129 mm oz

Source: GFMS, [1]Umicore Precious Metals, [2] Technic Inc., [3] Light duty vehicles and Global Insight, [4] Indicative and/or average metal content, [5] estimated.

Exploration Delivering Value

23% Annualized Increase of Silver Reserves


118
51
133
52
192
132
207
140
248
142
2006
2007
2008
2009
2010
Resources (mm oz)
Reserves (mm oz)

New underground drilling capacity will create more resource growth opportunities

Organic Growth - Exploration Upside

Increasing Exploration Expenditures

	Greens Creek, AK	Lucky Friday/ Silver Valley, ID	San Juan Silver, CO	San Sebastian, MX
2011 Activities	Surface & U/G drilling, geochem, geophysics	Surface & U/G drilling, geochem	Surface drilling & geochem	Surface drilling & geochem
Targets	-NE Contact -200 South -5250 South -Gallagher -East Ore -West Bruin -Lil' Sore	-30 Vein -WeLike -Noonday -Star Morning -Star 2000 -Burke	-Equity -Amethyst -Bulldog -Rat Creek	-Andrea vein -Pedernalillo -LaRoca -LucyVein
Strategic Focus	-R&R definition -Identifying new ore zones/targets	-R&R definition -Identifying new targets	-Resource definition -Identifying new targets	-Resource definition -Identifying new targets
Budget	$8 mm	$6 mm	$5 mm	$6 mm

Greens Creek (Alaska) - 2010 Overview

	2010
Probable Reserves (mm oz)	99.7
Silver Resources (mm oz)	54.6
Capacity (per annum)	803,000 tons
Cash Costs (by-product)	$ (3.90)/oz[1]
Silver Grade (oz/t)	12.3
Tons Milled	800,397
Ag Produced (oz)	7,206,973
Au Produced (oz)	68,838
Lead Produced (t)	25,336
Zinc Produced (t)	74,496
Mining & Milling Cost per Ton	$67.23

1. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Organic Growth - Greens Creek

Underground Exploration Targets


Looking NE
Gallagher
Northeast Contact intersection
200 South Resource extensions

Lucky Friday (Idaho) - 2010 Overview

	2010
Proven Reserves (mm oz)	20.4
Probable Reserves (mm oz)	22.0
Silver Resources (mm oz)	157.5
Capacity (per annum)	355,000 tons
Cash Costs (by-product)	$ 3.76/oz[1]
Silver Grade (oz/t)	13.3
Tons Milled	351,074
Ag Produced (oz)	3,359,379
Lead Produced (t)	21,619
Zinc Produced (t)	9,286
Mining & Milling Cost per Ton	$69.01

1. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Lucky Friday & Silver Valley - Exploration


N
Hercules
HERCULES BELT
Rex
Tamarack-Custer
Sherman
Success
Tiger-Poorman
Marsh
Hecla
SNOWSTORM BELT
HECLA BELT
STAR-GOLD HUNTER BELT
National
Pilot
Star-Morning
Gold Hunter / Lucky Friday Expansion
LUCKY FRIDAY-GOLCONDA BELT
Butte-CDA
Vindicator
Silver Mountain
Lucky Friday
Hecla Interests
Hecla MINING COMPANY
0 1000′ 2000′

Large regional land package with interesting targets:

- Noonday
- Star
- You Like – 30 Vein
- >320 M oz Ag produced

Organic Growth - Lucky Friday

Intersected 30 Vein and Intermediate Veins in a Block of the Silver Fault


DDH Pierce Point
Mined Out Area
0
250
500'
Silver Fault Zone
2010 Resource Boundary
4050 Lv.
4900 Lv.
5900 Lv.
8000 Lv.
Drill intersections in Silver Fault Zone
Definition Drill Programs
2011 Resource Boundary

San Juan Silver - Exploration

Amethyst Vein in Plane of Equity Structure


12,000
11,000
10,000
9,000
8,000
7,000
Drill Site
WE-1031
West Amethyst Fault
East Amethyst Fault
Midwest Fault
Mineralized
Zone
7.0 ft
0.18 opt Au,
13 opt Ag
2.0 ft
0.445 opt Au,
0.32 opt Ag
2.0 ft
Amethyst East Strand
0.03 opt Au,
0.42 opt Ag
0
1000
2000 Ft.
Rat Creek Tuff
Campbell Mtn. Tuff
Bachelor Age Sediments
Bristol Head Andesite
Undifferentiated Intrusive

San Sebastian - Hugh Zone Updating Scoping Study


NSR
2000
1800
1600
1400
500
0
500
1000
1500
2000
NSR RANGES
USD
N/A
0-40
40-70
70-100
>100
Proposed drillholes
Done drillholes
November 2006

HUGH ZONE RESOURCE

- 1,142,500 tonnes
- 9,186,200 oz Ag
- 14,300 oz Au
- 33,000 tonnes Pb
- 24,193 tonnes Cu
- 49,900 tonnes Zn

- Commodity Prices used in 2006 Scoping Study
  - Gold - $573 per oz, Silver - $10.73 per oz, Copper - $2.13 per Lb, Lead - $0.57 per Lb, Zinc - $1.05 per Lb



Coeur d'Alene Basin Litigation

- Court approved consent decree for the Coeur d'Alene River Basin environmental litigation on September 8, 2011
- Settled Hecla Limited's historic environmental liability in the Basin and the remaining obligations in the Box
- Hecla expects to pay $159 mm, net of expected related income tax benefits of $105 million, over a three-year period

Basin Settlement Payment Schedule

	Payments	Tax Benefit	Existing Warrants	Net
2011	$168[1] mm	$(67) mm		$101 mm
2012	$25 mm	$(10) mm		$15 mm
2013	$15 mm	$(6) mm		$9 mm
2014	$56 mm[2]	$(22) mm	$56 mm	$(22) mm
Total	**$264 mm**	**$(105) mm**	**$56 mm**	**$103 mm**

1. Payment made on October 11, 2011
2. Proceeds from the exercise of any outstanding Series 1 and Series 3 warrants (which have an exercise price between $2.45 and $2.50 per share) will be payable as quarterly payments, with the remaining balance, if any, due in August 2014. Approximate total value of $56 mm.

Historical Milestones

Over a Century of Silver Mining Experience

1891	▲ Hecla Mining Company is incorporated & mining commences at the Star
1958	▲ Becomes the largest shareholder in the Lucky Friday Silver-Lead Mines Company
1964	▲ Merger between Hecla and Lucky Friday Silver-Lead Mines is completed ▲ Hecla is listed on the New York Stock Exchange
1979	▲ Best performer on the New York Stock Exchange
1984	▲ Merger with Day Mines consolidating the Silver Valley
1987	▲ Acquisition of 30% of Greens Creek silver-gold-zinc-lead mine on Admiralty Island
2000	▲ San Sebastian acquisition
2006	▲ Increases silver reserves & resources by 25%
2008	▲ Completes transaction to acquire remaining interest in Greens Creek silver mine ▲ Acquisition of Independence Lead Mines & San Juan Silver Joint Venture
2009	▲ Initiated construction of the #4 Shaft at Lucky Friday ▲ Greens Creek produced to date 200 mm ounces of silver and 1 mm ounces of gold
2010	▲ Reports highest annual revenue ($418.8 mm) and operating cash flow ($197.8 mm) ▲ Highest level of silver reserves & resources with 142 mm ounces and 248 mm ounces, respectively ▲ Lucky Friday produced its ten millionth ton of ore

Third Quarter 2011 - Revenue by Metal

Consolidated


18%
14%
14%
54%
Silver Gold Lead Zinc

Greens Creek


25%
10%
22%
43%

Based on Realized Prices Q3/2011:

Silver	$ 37.02/oz
Gold	$ 1,799/oz
Zinc	$ 1.04/lb
Lead	$ 1.01/lb

Lucky Friday


6%
21%
73%



Reserves & Resources Update (on Dec. 31, 2010)

Mine	Tons	Silver (Oz/ton)	Gold (Oz/ton)	Lead (%)	Zinc (%)	Silver (Ounces)	Gold (Ounces)	Lead (Tons)	Zinc (Tons)
Proven and Probable Reserves									
Proven Ore Reserves									
Lucky Friday Unit, USA	1,642,000	12.4	-	7.8	2.8	20,387,600	-	128,000	46,000
Probable Reserves									
Lucky Friday Unit, USA	1,545,100	14.2	-	8.9	3.0	21,955,000	-	136,900	46,500
Greens Creek, USA	8,243,100	12.1	0.092	3.5	9.3	99,730,000	757,000	291,300	766,500
Mineralized Material									
Lucky Friday Unit, USA (1)	14,987,200	6.7	-	4.3	2.0	100,835,500	-	650,100	303,600
Greens Creek, USA (2)	789,800	4.1	0.063	2.0	4.6	3,262,300	49,400	16,000	36,300
Total Mineralized Material						**104,097,800**	**49,400**	**666,100**	**339,900**
Other Resources 2009									
Lucky Friday Unit, USA (3)	5,778,300	9.8	-	6.2	2.1	56,677,000	-	359,700	120,300
Greens Creek, USA (4)	4,343,300	11.8	0.089	2.2	5.6	51,305,100	387,000	96,800	242,200
San Sebastian Hugh (5)	1,142,500	8.0	0.010	2.9	4.4	9,186,200	14,300	33,000	49,900
San Juan JV -Creede (70%) (6)	2,165,000	12.0	-	1.7	1.3	25,946,000	-	36,200	28,600
Noonday Project (7)	517,900	2.0	-	3.6	9.8	1,061,500	-	18,600	51,000
Total Other Resources						**144,175,700**	**401,200**	**544,300**	**492,000**

Totals may not match due to rounding for significant figures

(1) Measured and indicated resources from Gold Hunter and Lucky Friday vein systems, diluted and factored for expected mining recovery.

(2) Indicated resources, Gallagher orebody, factored for dilution and mining recovery.

(3) Inferred resources from Gold Hunter and Lucky Friday vein systems, diluted and factored for expected mining recovery.

(4) Inferred resources, East, West, SW, Gallagher, NWW, '9A', and 200S orebodies, factored for dilution and mining recovery.

(5) Inferred resources, Hugh zone (Deep Francine) - diluted and factored to minimum mining width.

(6) Inferred resources diluted and factored to minimum mining width. San Juan JV (Creede, CO) reportable @ 70% to Hecla.

(7) Inferred resources diluted and factored to minimum mining width for conventional mining (Noonday veins).



Total Cash Cost GAAP Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)

(dollars and ounces in thousands, except per ounce - unaudited)

	Q3/11	Q2/11	Q1/11	2010	2009	2008	2007	2006
Total cash costs[1]	$ 1,533	$ 1,169	$ 2,530	$ (15,435)	$ 20,958	$ 36,621	$ (15,873)	$ 1,329
Divided by silver ounces produced	$ 2,288	$ 2,250	$ 2,455	$ 10,566	$ 10,989	$ 8,709	$ 5,643	$ 5,510
Total cash cost per ounce produced	$ 0.67	$ 0.52	$ 1.03	$ (1.46)	$ 1.91	$ 4.20	$ (2.81)	$ 0.24
Reconciliation to GAAP:								
Total cash costs	$ 1,533	$ 1,169	$ 2,530	$ (15,435)	$ 20,958	$ 36,621	$ (15,873)	$ 1,329
Depreciation, depletion and amortization	$ 11,099	$ 11,203	$ 12,262	$ 60,011	$ 62,837	$ 35,207	$ 12,323	$ 11,757
Treatment costs	$ (26,078)	$ (25,947)	$ (24,236)	$ (92,144)	$ (80,830)	$ (70,776)	$ (27,617)	$ (33,523)
By- products credits	$ 69,400	$ 66,931	$ 64,511	$ 267,272	$ 206,608	$ 164,963	$ 112,079	$ 86,216
Change in product inventory[2]	$ (3,010)	$ (4,164)	$ 1,533	$ 3,660	$ 310	$ 20,254	$ (1,261)	$ 1,278
Reclamation, severance and other costs	$ (206)	$ 877	$ 191	$ 630	$ 1,596	$ 537	$ 203	$ 190
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$ 52,738**	**$ 50,069**	**$ 56,791**	**$ 223,994**	**$ 211,479**	**$ 186,806**	**$ 79,854**	**$ 67,247**

1. Cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement that the Company believes provide management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by gold companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.
2. The change in product inventory for the twelve months ended December 31, 2006, includes approximately $905,000 related to San Sebastian cost of sales during the first quarter of 2006 for prior period doré shipments.

Total Cash Cost GAAP Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)
(dollars and ounces in thousands, except per ounce - unaudited)

		Q3/11		Q3/10		YTD September 30, 2011
Total cash costs[1]	$	1,533	$	(2,741)	$	5,257
Divided by silver ounces produced		2,288		2,713		6,993
Total cash cost per ounce produced	**$**	**0.67**	**$**	**(1.01)**	**$**	**0.75**
Reconciliation to GAAP						
Total cash costs	$	1,533	$	(2,741)	$	5,257
Depreciation, depletion and amortization		11,099		14,966		34,565
Treatment and freight costs		(26,078)		(22,217)		(76,261)
By-product credits		69,400		66,436		200,842
Change in product inventory		(3,010)		4,215		(5,641)
Reclamation and other costs		(206)		664		836
Cost of sales and other direct production costs and depreciation, depletion and amortization	**$**	**52,738**	**$**	**61,323**	**$**	**159,598**

1. Cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement that the Company believes provides management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by silver companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.

Total Cash Cost GAAP Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)
(dollars and ounces in thousands, except per ounce - unaudited)

	Greens Creek		Lucky Friday	
	Year ended December 31			
	2010		2010	
Total cash costs[1]	$	(28,073)	$	12,638
Divided by silver ounces produced	$	7,207	$	3,359
Total cash cost per ounce produced	$	(3.90)	$	3.76
Reconciliation to GAAP:				
Total cash costs	$	(28,073)	$	12,638
Depreciation, depletion and amortization	$	51,671	$	8,340
Treatment costs	$	(73,817)	$	(18,327)
By- products credits	$	214,462	$	52,810
Change in product inventory[2]	$	3,685	$	(25)
Reclamation, severance and other costs	$	567	$	63
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$**	**168,495**	**$**	**55,499**

1. Cash cost per ounce of silver represents non-U.S. Generally Accepted Accounting Principles (GAAP) measurements that the Company believes provide management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by gold companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.
2. The change in product inventory for the twelve months ended December 31, 2006, includes approximately $905,000 related to San Sebastian cost of sales during the first quarter of 2006 for prior period dore shipments.